Lender Presentation October 2015 We Generate Energy for a Brighter Tomorrow $400 Million Senior Secured Term Loan B

2 © Talen Energy Corporation 2015 – Proprietary Introduction  On July 18, 2015, Talen Energy Supply, LLC (“Talen Energy") entered into an agreement to acquire MACH Gen for an enterprise value of $1.175 billion: - As part of the transaction, MACH Gen’s existing $565 million of debt will remain outstanding  Talen Energy is seeking a $400 million Senior Secured Term Loan B ("TLB") to finance part of the acquisition - Remaining portion of net acquisition price to be funded with cash  Talen Energy is a leading independent power producer with over 16.5 GW (1) of generating capacity: - Strong asset base with fuel diversity that operates across the dispatch curve - Exposure in attractive markets, including PJM and ERCOT; MACH Gen acquisition expands presence in ISO-NE, and NYISO - Hedging practices and liquidity profile limit commodity price exposure  Significant anticipated proceeds from required FERC mitigation provide numerous options, including debt repayment and partial funding of the MACH Gen acquisition - On October 8, 2015 Talen Energy announced agreements for the sale of its Ironwood, Holtwood and Wallenpaupack assets (the latter two assets comprising “Eastern Hydro”), totaling 996 MW, for $1.51 billion in gross cash proceeds, subject to customary purchase price adjustments; expected to close in Q1 2016, subject to regulatory approvals  Near-term catalysts expected to further strengthen Talen Energy’s cash flows include, but are not limited to: - Recently completed PJM Capacity Auctions (Base Residual and Incremental Auctions) - Brunner Island dual-fuel project - Harquahala optimization (1) Reflects the pending sale of Talen Energy’s Ironwood and Eastern Hydro assets, as part of mitigation activities to comply with the FERC order approving the combination with RJS Power, as well as the pending sale of Talen Renewable Energy and the pending acquisition of the 2,527 MW MACH Gen portfolio, which are both expected to close by 12/31/2015; does not reflect remaining asset sales to comply with the FERC order approving the combination with RJS Power

3 © Talen Energy Corporation 2015 – Proprietary MACH Gen Transaction Highlights Transaction Overview  The MACH Gen portfolio provides an attractive combined-cycle fleet consisting of 2.5 GW of natural gas-fired capacity located in ISO-NE, NYISO and Desert Southwest Strategic Objectives  Grow asset base in accretive manner  Extend track record of originating transactions  Expand presence in attractive markets  Further diversify fuel mix  Take advantage of cash taxpayer status Regulatory Approvals  Federal: FERC and antitrust clearance under Hart-Scott-Rodino(1)  State: New York Public Service Commission Timing  Expected to close in Q4 2015 Fleet Diversification + Immediate Cash Flow Accretion (1) Waiting period expired on September 9, 2015

4 © Talen Energy Corporation 2015 – Proprietary 2. Key Credit Highlights

5 © Talen Energy Corporation 2015 – Proprietary Key Credit Highlights Modern gas, flexible dual-fuel, low-cost nuclear, and efficient supercritical coal requiring modest environmental capital for known requirements. Fleet operates across dispatch curve. Strong fleet-wide reliability Diverse Asset Portfolio with Strong Fleet Reliability Exposure to Attractive Markets Prudent Hedging Strategy Supported by Strong Liquidity Future Value Catalysts Strengthen Leverage Profile Experienced Management Team Addition of MACH Gen further strengthens presence in constructive and liquid competitive markets Delivers a long-term advantage through limiting impact of volatility in commodity prices Recent PJM capacity auction results, mitigation divestitures, MACH Gen closing, Brunner Island dual-fuel project and Harquahala optimization expected to generate robust free cash flows to strengthen targeted leverage profile Management team has extensive industry experience and track record of driving superior results 1 2 3 4 5

1 Diverse Asset Portfolio…

MACH Gen adds scale in key markets that favorably diversifies fuel mix and improves cash flow profile

Strategic Highlights

- Scale: Increases generating capacity 18% to approximately 16.5 GWs(1)
- Geographic Diversity: Growth in NYISO and ISO-NE, two mature and liquid wholesale power markets with constructive capacity markets, and reduces Talen Energy's exposure in PJM from 83% to 70%
- Fuel Diversity: Reduces generation portfolio solid fuel exposure related to coal capacity from 43% to 37% and increases natural gas capacity from 38% to 47%

Diversifying the Fuel Mix



TALEN ENERGY
MACHGEN
Pro Forma TALEN ENERGY
3%
16%
20%
43%
18%
+
100%
=
2%
14%
17%
37%
30%
13,991 MW
2,527 MW (2)
16,518 MW (1)
Coal
Natural Gas
Dual Fuel
Nuclear
Oil

Expanding In Key Markets: ISO-NE & NYISO



TALEN ENERGY
MACHGEN
Pro Forma TALEN ENERGY
4%
13%
83%
+
13%
42%
45%
=
2%
10%
7%
11%
70%
13,991 MW
2,527 MW (2)
16,518 MW (1)
PJM
ERCOT
NYISO
ISO-NE
WECC

(1) Reflects the pending sale of Talen Energy's Ironwood and Eastern Hydro assets, as part of mitigation activities to comply with the FERC order approving the combination with RJS Power, as well as the pending sale of Talen Renewable Energy and the pending acquisition of the 2,527 MW MACH Gen portfolio, which are both expected to close by 12/31/2015; does not reflect remaining asset sales to comply with the FERC order approving the combination with RJS Power

(2) Reflects EIA reported summer capacity ratings

© Talen Energy Corporation 2015 – Proprietary

6

TALEN ENERGY

...With Strong Fleet Reliability

Solid Asset Performance(1)

	Net Generation (GWh) 2Q 2015	Net Generation (GWh) YTD	Capacity Factor 2Q 2015	Capacity Factor YTD	EAF(3) 2Q 2015	EAF(3) YTD
East Segment:						
Coal - PJM	3,332	9,214	36.8%	49.5%	82.5%	86.6%
Coal - Montana	707	1,743	61.2%	68.7%	72.6%	85.2%
Hydro	308	529	48.1%	41.6%	99.1%	99.1%
Natural Gas CCGT	2,129	4,678	80.9%	89.4%	81.3%	88.8%
Natural Gas/Oil	1,294	1,633	25.2%	18.6%	77.2%	83.9%
Nuclear	3,678	8,707	75.0%	89.3%	73.9%	86.8%
West Segment:						
Natural Gas	292	292	22.7%	22.7%	74.1%	74.1%
TOTAL	**11,739**	**26,796**	**43%**	**50%**	**79%**	**85%**

Unit Reliability – EFOF(1)(2)



Primarily driven by a single unit outage and reflects only one month of operations
3%
4%
7%
9%
0%
1%
1%
1%
2%
2%
0%
0%
20%
3%
Coal - PJM
Coal - MT
Hydro
CCGTs - East
Gas/Oil - East
Nuclear
Gas - West
Q2 2015
Q2 2014

Improved Susquehanna Operations



Outstanding Unit 1 performance following turbine blade modifications in 2Q 2014
Adjusting for a 2Q 2015 refueling outage, Unit 2 operated at a CF > than 100% since last turbine blade outage
Capacity Factor (%)
99.5%
95.3%
104.0%
100.5%
82.5%
102.7%
103.6%
101.5%
49.5%
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Unit 1
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Unit 2

Safety - TCIR(4)



Average recordable incident rate per Bureau of Labor Statistics(5)
2.10
1.51
1.70
Six Months Ended June 30, 2014
Six Months Ended June 30, 2015

(1) Contains only one month of data for RJS Power assets per consolidation on June 1, 2015
(2) EFOF – Equivalent Forced Outage Factor
(3) EAF – Equivalent Availability Factor, which includes scheduled outages
(4) TCIR – Total Case Incidence Rate using OSHA measurement standards; reflects six months of RJS Power statistics
(5) Based upon 2013 average incident rate for the utilities sector (NAICS 221)

© Talen Energy Corporation 2015 – Proprietary

7

TALEN ENERGY

8 © Talen Energy Corporation 2015 – Proprietary $1,500 $2,250 $3,000 $3,000 $3,000 $4,500 $5,000 $7,000 $9,000 2007 2008 2009 2010 2011 2012 2013 2014 2015 25 30 35 40 45 50 55 Lo ad (G W) Average Monthly System Load Linear Trendline Exposure to Attractive Markets PJM Spark Spreads ERCOT Load Growth ERCOT System-Wide Offer Cap ($/MWh) Load growth to drive more scarcity events due to weather volatility not experienced since 2011 $10 $15 $20 $25 $30 12/31/2013 6/30/2014 12/31/2014 6/30/2015 Sp ark Spre ad $/ MW h 2016 PJM Spark Spread 2017 PJM Spark Spread Source: ERCOT Expanding spark spreads present meaningful opportunities for Talen Energy’s PJM gas fleet High System-Wide Offer Cap allows for significant revenue opportunities during scarcity events Source: ICE, Talen Energy. Assumes PJM West Hub vs. TETCO M3 forward prices at a 7 heat rate Source: ERCOT, Talen Energy 2

PJM: Review of the Transitional Auction Results

2

2016/17 Transitional Auction Results[1]

- CP clears at $134/MW-day reflecting a slight $15/MW-day risk premium
- Low risk premium did not justify clearing significant capacity as a CP resource
  - A forced outage of three hours during a PJM event would offset all incremental CP revenue

Assets not subject to divestiture:

	Base Product		CP Product			
	Cleared MW	Price	Cleared MW	Price	Revenue ($ millions)	Uncleared MW
BGE	2,057	$119.13	-	$134.00	$89	-
MAAC	5,298	$119.13	2,179	$134.00	$339	500
Total	7,355		2,179		$428	500

Assets subject to divestiture[2]:

	Base Product		CP Product			
	Cleared MW	Price	Cleared MW	Price	Revenue ($ millions)	Uncleared MW
BGE	349	$119.13	-	$134.00	$15	-
EMAAC	110	$119.13	-	$134.00	$5	-
MAAC	950	$119.13	34	$134.00	$43	-
PSEG	142	$219.00	-	$134.00	$12	-
PS-North	329	$219.00	-	$134.00	$26	-
Total	1,880		34		$101	-

2017/18 Transitional Auction Results[1]

- CP clears at $151.50/MW-day reflecting a higher risk premium of ~$30/MW-day in MAAC region
- Adjusted bidding strategy from 2018/19 auction to clear additional MW due to less upside in 2017/18 incremental auctions without CP

Assets not subject to divestiture:

	Base Product		CP Product			
	Cleared MW	Price	Cleared MW	Price	Revenue ($ millions)	Uncleared MW
BGE	683	$120.00	1,079	$151.50	$90	287
MAAC	459	$120.00	1,068	$151.50	$79	-
PPL	1,381	$120.00	4,917	$151.50	$332	-
Total	2,523		7,064		$501	287

Assets subject to divestiture[2]:

	Base Product		CP Product			
	Cleared MW	Price	Cleared MW	Price	Revenue ($ millions)	Uncleared MW
BGE	360	$120.00	-	$151.50	$16	1
EMAAC	112	$120.00	-	$151.50	$5	-
MAAC	47	$120.00	614	$151.50	$36	-
PPL	241	$120.00	34	$151.50	$12	-
PSEG	143	$215.00	-	$151.50	$11	-
PS-North	336	$215.00	-	$151.50	$26	-
Total	1,239		648		$107	1

(1) After taking into account announced sale of Talen Energy Renewables which is expected to close by 12/31/2015
(2) Sale of between 1,300 and 1,400 MW of generating capacity is required to comply with the FERC order approving the combination with RJS Power

© Talen Energy Corporation 2015 – Proprietary

9

TALEN ENERGY

2 PJM: Review of the 2018/19 BRA Results

Assets not subject to divestiture[1]

	Base Product		CP Product			
	Cleared MW	Price $/MW-day	Cleared MW	Price $/MW-day	Revenue ($ millions)	Uncleared MW
BGE	99	$149.98	1,682	$164.77	$106	270
EMAAC	-	$210.63	-	$225.42	-	-
MAAC	-	$149.98	1,575	$164.77	$95	-
PPL	6	$75.00	4,913	$164.77	$296	1,382
PSEG	-	$210.63	-	$225.42	-	-
PS-North	-	$210.63	-	$225.42	-	-
Total	105		8,170		$497	1,652

- 83% of Talen Energy's assets not subject to divestiture cleared in the 2018/19 BRA with 82% clearing as CP resources
- The remaining 1,650 MW will convert into additional value
  - Incremental auctions and bilateral sales anchored off of constructive CP print
  - Penalty revenues
  - Self-insurance value

Assets subject to divestiture[2]

	Base Product		CP Product			
	Cleared MW	Price $/MW-day	Cleared MW	Price $/MW-day	Revenue ($ millions)	Uncleared MW
BGE	-	$149.98	-	$164.77	-	361
EMAAC	-	$210.63	-	$225.42	-	109
MAAC	-	$149.98	631	$164.77	$38	45
PPL	246	$75.00	34	$164.77	$9	-
PSEG	-	$210.63	-	$225.42	-	142
PS-North	-	$210.63	103	$225.42	$8	59
Total	246		768		$55	716

- About 60% of the assets subject to divestiture cleared in the BRA, with only 44% clearing as CP resources
- Strategy for assets subject to divestiture varied from our base strategy
- EMAAC, PSEG and PS-North assets did not clear base as they have more value as a potential CP resource with incremental auctions and bilateral sales
  - Different buyers could take different views as to benefit or burden
  - Left a substantial open position for new owners to capture value in incremental auctions or bilateral sales

(1) After taking into account announced sale of Talen Energy Renewables which is expected to close by 12/31/2015
(2) Sale of between 1,300 and 1,400 MW of generating capacity is required to comply with the FERC order approving the combination with RJS Power

© Talen Energy Corporation 2015 – Proprietary

10

TALEN ENERGY

11 © Talen Energy Corporation 2015 – Proprietary $111.00 $153.56 $184.77 $119.13 $119.13 $- $25.00 $50.00 $75.00 $100.00 $125.00 $150.00 $175.00 $200.00 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 2015/16 1st IA 2015/16 2nd IA 2015/16 3rd IA 2016/17 1st IA 2016/17 2nd IA 2016/17 3rd IA -$90 -$80 -$70 -$60 -$50 -$40 -$30 -$20 -$10 $0 0 5 10 15 20 25 30 35 40 45 PJM Capacity: Risks and Opportunities The risks are real…. …and so are the opportunities  Over the past two planning periods ~9,000 MW have cleared the incremental auctions annually  Delays in new build generation and operational issues for existing CP committed generators will create demand for additional CP resources - Upward bias on prices as most remaining uncommitted units of relatively lower reliability  Since 2005, PJM has experienced 270 hours of CP events  Only ~17 hours of forced outage during one of these events would cause a unit to lose its entire year of capacity revenues - A non-compliant generator can lose up to 1.5x Net CONE beginning with the 2018/19 auction under the annual stop loss limit Penalties for a non-performing 500 MW Unit: Outage hours during a PJM CP event $ in m ill io n s M W $ /M W -d a y Historical PJM Incremental Auction Volume & MAAC prices: Breakeven for annual revenues is ~17 hours, at $164.77/MW-day @ 1.5x Net CONE, ~$80 million is lost in less than 2 days BRA = $167.46 BRA = $119.13 TBD 2 Source: PJM, Talen Energy Source: PJM, Talen Energy

12 © Talen Energy Corporation 2015 – Proprietary ISO-NE FCM - Capacity Results ISO-NE and NYISO Overview  The retirement of over 2,000 MW (coal and oil) by summer 2017 will tighten reserve margins. New capacity, particularly in southern New England, will likely be required by 2017/18 to maintain target reserve margins  The scheduled retirement of the Brayton Point station in 2017 will sharply erode the surplus in the Southeast Massachusetts zone  Cold weather and constraints on natural gas pipelines helped push monthly wholesale power prices in New England near $200 per MWh in February 2015 NYISO Rest-of-State Capacity Results  New gas pipeline will result in lower gas prices in the NYISO region, including lower winter premiums - Lower gas prices should lead to increased spark spreads – especially at Athens  Forward hedging and asset optimization is expected to result in increased operation at Athens ISO-NE Key Highlights NYISO Key Highlights 2

3 Prudent Hedging Strategy…

Expected Generation Hedge Position



Portfolio Targets: 75% – 1-year forward
25% – 2-years forward
99%
82%
95%
62%
93%
67%
45%
56%
0%
56%
2015
2016
East Nuclear, Coal & Hydro
East Gas/Oil
Montana Coal
West Gas
Total Portfolio

Note: Excludes expected generation from MACH Gen assets

Coal and Nuclear Fuel Hedge Position



100%
97%
100%
100%
77%
100%
2015
2016
Nuclear
East Coal
Montana Coal (mine mouth)

Margin Sensitivities[(1)] *($ millions)*



2015
2016 (2)
$33
$32
$57
$18
($0)
($12)
($21)
$187
$150
$240
$18
$26
($143)
($126)
($201)
Gas +/- $0.50/mmBtu
Heat Rate +/- 1.0 mmBtu
Power +/- $5/MWh
ERCOT 1 hour @ Offer Cap
PJM Capacity + $10/MW-Day

Average Hedge Prices[(3)]

	2015	2016
East Segment:		
PJM Power: Nuclear, Coal, Hydro ($/MWh)	$41-43	$40-42
PJM Consumed Coal (Delivered $/ton)	$73-75	$72-74
Spark Spread ($/MWh)[(4)]	$14-15	$12-13
Montana ($/MWh)	$40-42	$39-41
Montana Consumed Coal (Delivered $/ton)	$27-30	$27-33
West Segment:		
Spark Spread ($/MWh)	$9-10	-

Notes: As of June 30, 2015. Does not reflect sale of between 1,300 and 1,400 MW of generating capacity that is required to comply with the FERC order approving combination with RJS Power
(1) Gas price sensitivity assumes system heat rate is unchanged. Heat Rate sensitivity assumes power prices moves and gas price is unchanged. Power price sensitivity assumes gas price is unchanged
(2) Assumes MACH Gen transaction closes by 12/31/2015
(3) The 2015 and 2016 average hedge prices were estimated by determining the impact on the existing collars resulting from power prices at the 5th and 95th percentile confidence levels
(4) Excludes out of the money heat rate call options related to the Sapphire portfolio that were assumed in the RJS Power acquisition and expire by the end of 2016

© Talen Energy Corporation 2015 – Proprietary
13

TALEN ENERGY

14 © Talen Energy Corporation 2015 – Proprietary $352 $500 $1,850 $800 $3,502 1 Cash CDS Backed Facility Syndicated Revolver Secured Trading Facility ... Supported by Strong Liquidity (1) $309 million of letters of credit outstanding on the $1,850 million syndicated secured credit facility as of 6/30/2015 Available Liquidity Liquidity Facilities as of 6/30/2015 ($ millions) $3,193 Available (1) Substantial liquidity to support asset optimization 3 ($ millions) 6/30/2015 Cash & Cash Equivalents $352 Liquidity Facilities 3,150 Total Liquidity Facilities $3,502 Less: Liquidity Facility Usage (309) Total Available Liquidity $3,193

15 © Talen Energy Corporation 2015 – Proprietary 2015 2016 Capital Expenditures(1): Maintenance $515 $490 Grow th 50 85 Debt Maturities: 5.70% REPs due 10/2035(2) 300 6.20% Senior Notes due 5/2016 350 MACH Gen Acquisition 625 Total $1,490 $925 3.0 x 5.0 x  Growth through strategic acquisitions - Accretive and supportive of long-term value proposition - Focus on synergy opportunities and portfolio diversification  Growth through higher return asset development or expansion - Brunner Island dual-fuel project  “Leverage Lane” of 3x – 5x Net Debt / Adjusted EBITDA - ≤ 3x – bias towards growth investment/capital return - ≥ 5x – bias towards debt retirement Allocating Capital to Remain within Leverage Lane Utilize balance sheet for accretive growth opportunities, asset optimization projects and return of capital Rebalance capital structure through debt retirements Capital Priorities 2015-16 Projected Capital Requirements Leverage Lane (1) Projected on a cash basis (2) $300 million 5.70% REPS required to be put by existing holders on 10/15/2015 that will be repurchased by Talen Energy Supply ($ in millions) 3

16 © Talen Energy Corporation 2015 – Proprietary ($ in millions) EBITDA Driver Low High Expected Realization Reduce/Eliminate Harquahala Negative EBITDA $5 $10 2017 Expiration of Sapphire HRCOs (Dec-2016) $30 $30 2017 Expiration of Longview PPA (Dec-2016) $30 $30 2017 Brunner Island Dual-Fuel Project $20 $35 2017 Keystone/Conemaugh O&M Efficiency Gains $0 $10 2017 Reduced Coal Cost $5 $5 2017 Improved Synergies (Over $155 million base) $10 $20 2017 - 2018 Total EBITDA Drivers $100 $140 Implied Impact on Equity Valuation: @ Talen Energy's current consensus 2017 EBITDA multiple (6.5x) $650 $910 @ IPP Average consensus 2017 EBITDA multiple (8.5x) $850 $1,190 Plus: Harquahala Monetization $50 $150 Total Potential Impact on Equity Valuation $700 $1,340 Talen Shares Outstanding as of August 31, 2015 (in millions) 128.5 Future Value Catalysts Strengthen Cash Flow Profile (1) (2) (3) (1) Assumes Brunner Island dual-fuel project COD in 4Q 2016 (2) Improvement is reflective of Talen Energy’s ownership percentages in the facilities (16.25% of Conemaugh and 12.34% of Keystone). High case assumes collaboration of joint ownership to reduce plant operating costs to level comparable with the Montour facility. Low case assumes no improvement achieved (3) High and low cases assume annual contract reset adjusts to current forward NAAP coal price levels + EBITDA drivers expected to strengthen cash flow profile 4

17 © Talen Energy Corporation 2015 – Proprietary $0 $100 $200 $300 +45% Gas, +25% Pwr Base Case -45% Gas, -25% Pwr Brunner Island Project: Increasing Flexibility Attractive capital allocation that increases operational flexibility and margin resilience under various commodity price environments, while providing plant upside  Install natural gas firing capability on all 3 Brunner Island generating units - Location near Marcellus/Utica provides significant spark spread margin opportunity  Retain current 100% coal firing capabilities - Boiler modifications will allow use of either coal or gas, or combinations of the two - Flexibility to seamlessly change fuel blend during operation - Enhances station’s risk/reward profile relative to PJM’s Capacity Performance product  Key aspects of the project include: - Construction of a 3 mile long pipeline from the existing Texas Eastern Pipeline to the plant - Modification of existing oil fired duct burners and igniters to also burn natural gas  Total estimated cost of less than $110 million - $6 million spent through June 30, 2015  Project completion projected by end of 2016 Project Overview, Scope and Cost Projected Economic Benefit Project Milestones Pipeline Permitting Complete 2017 Pipeline Construction Complete Target COD 2015 2016 Project NPV ($ in millions) 4

18 © Talen Energy Corporation 2015 – Proprietary Harquahala: Multiple Paths to Improve Cash Flow Profile  Efficient 7,100 heat rate CCGT plant in southwestern Arizona with 1,054 MW of capacity  Adequate water supply provides competitive advantage  Current market dynamics have limited the operational capability of a high quality plant - Sub-20% capacity factors despite very strong performance at a 99% or greater reliability factor over the past 3 years - Produces negative EBITDA and FCF  Well-positioned to capture value as Desert Southwest faced with 111(d) compliance  Potential partial or full sale to local load serving entity  Achieve fleet wide Long-term Service Agreement (LTSA) savings across Talen Energy's 501G units  New transmission access into California-ISO under development  Move and relocate plant to another site  Monetize station for parts value Harquahala Highlights Location Limits Market Opportunity Multiple Opportunities to Deliver Value, Including… 4

5 Experienced Management Team

Seasoned leaders with the right experience to successfully execute Talen Energy's strategy

Extensive Operational Experience

- Management team has extensive experience in fossil and nuclear power generation, commercial operations, strategy, corporate finance and governance
- Senior leadership team averages nearly 30 years of experience in the power sector
- Extensive public company experience
- Strong Board comprised of individuals with competitive, sector and technology-specific experience

Strong History of Strategic Execution

- PPL's cash acquisition of E.ON U.S. LLC, parent company of Louisville Gas & Electric Company and Kentucky Utilities Company, for $7.6 billion in 2010
- PPL's acquisition of Central Networks from E.ON UK plc for $5.8 billion in cash and assumption of $800 million of existing public debt in 2011
- PPL's acquisition of Ironwood CCGT for a cash purchase price of $85 million and $217 million of net project debt in 2012
- PPL's sale of hydroelectric facilities in Montana to NorthWestern Energy Corporation for $900 million in cash in 2014
- Talen Energy's pending sale of its Ironwood and Eastern Hydro assets for $1.51 billion in gross cash proceeds
  - Approximately $930 / kW for Ironwood
  - Approximately $2,950 / kW for Eastern Hydro

Management Bios



Paul Farr

President, Chief Executive Officer and Director

- Previously the President of PPL Energy Supply
- Served as Executive Vice President and CFO of PPL for seven years
- Five years leading PPL's International Operations and Strategy function



Jeremy McGuire

Senior Vice President, Chief Financial Officer and Chief Accounting Officer

- Previously the Vice President – Finance of PPL Energy Supply as well as the Vice President of PPL Strategic Development
- Served as a Director in the Global Power & Utilities Group at Lehman
- 20 years of financial advisory and strategic and capital markets execution experience



Joe Hopf

Senior Vice President and Chief Commercial Officer

- Previously Senior VP - Fossil and Hydro Generation at PPL
- Has more than 30 years experience in the electricity generation and marketing business, as well as expertise in risk management and credit



Tim Rausch

Senior Vice President and Chief Nuclear Officer

- Previously Senior VP - Chief Nuclear Officer at PPL
- Has 25 years of experience in virtually every discipline of the nuclear power industry



Russ Clelland

Vice President and Treasurer

- Previously the Assistant Treasurer and VP at PPL
- Has more than 35 years of experience in corporate finance

TALEN ENERGY

© Talen Energy Corporation 2015 – Proprietary

19

© Talen Energy Corporation 2015 – Proprietary 20 Talen Energy Investment Summary Power production and marketing through wholesale and retail channels Focused Purpose Best Markets Superior Fleet Attractive Value Value Catalysts The addition of MACH Gen will enhance presence in constructive and liquid competitive markets Modern gas, flexible dual-fuel, low-cost nuclear, and efficient supercritical coal requiring modest environmental capital for known requirements. Strong fleet wide reliability Strong free cash flow generation and lower relative financial leverage versus peers PJM Capacity Auction Results, mitigation divestitures, MACH Gen close, Brunner Island dual-fuel project, Harquahala optimization

21 © Talen Energy Corporation 2015 – Proprietary 3. Financing & Syndication Overview

Sources and Uses & Pro Forma Capitalization

Sources

Sources of Funds	Amount	Percentage
Cash	$235	19.6%
New Senior Secured TLB	400	33.3
Exisiting RCF at New MACH Gen	92	7.7
Exisiting TLB at New MACH Gen	473	39.4
Total Sources of Funds	**$1,200**	**100.0%**

Uses

Uses of Funds	Amount	Percentage
Equity Purchase Price	$610	50.8%
Exisiting RCF at New MACH Gen	92	7.7
Exisiting TLB at New MACH Gen	473	39.4
Fees and Expenses	25	2.1
Total Uses of Funds	**$1,200**	**100.0%**

Pro Forma Capitalization

	Talen Energy As of 6/30/2015	Adjustments	Talen Energy Pro Forma As of 6/30/2015
Cash & Cash Equivalents	$352	$1,275 [(1)]	$1,627
RCF at New MACH Gen ($200mm)	--	$92	$92
TLB at New MACH Gen	--	473	473
Total MACH Gen Debt	**--**	**$565**	**$565** [(2)]
Senior Secured RCF ($1,850mm)	--	--	--
New Senior Secured TLB	--	400	400
Ironw ood Notes	41	(41) [(3)]	--
Talen Energy Secured Debt	**$41**	**$359**	**$400**
Senior Notes	4,018	--	4,018
Talen Energy Total Debt	**$4,059**	**$359**	**$4,418**
Talen Energy Net Debt	**3,707**	**(916)**	**2,791**
Consolidated Total Debt	**$4,059**	**$924**	**$4,983**
Consolidated Net Debt	**3,707**	**(351)**	**3,356**

Financial Summary		Talen Energy[(4)]
Adjusted EBITDA (ex. MACH Gen)		$802
Credit Metrics		
Talen Energy Secured Debt / Adjusted EBITDA (ex. MACH Gen)	0.1x	0.5x
Talen Energy Total Debt / Adjusted EBITDA (ex. MACH Gen)	5.1	5.5
Talen Energy Net Debt / Adjusted EBITDA (ex. MACH Gen)	4.6	3.5

(1) Represents cash used for the purchase of MACH Gen and cash proceeds expected from the pending sale of Talen Energy's Ironwood and Eastern Hydro assets, as part of mitigation activities to comply with the FERC order approving the combination with RJS Power
(2) Non-recourse debt
(3) Expected repayment with the pending sale of the Ironwood facility
(4) Adjusted EBITDA represents a twelve month total from July 1, 2014 to June 30, 2015 and includes pro forma adjustments to include the June 2015 RJS Power acquisition assets in the time period and to exclude the contributions from the sales of Sapphire and Ironwood as part of mitigation activities required in order to comply with the FERC order approving the combination with RJS Power. Does not reflect the recently announced sale of Eastern Hydro assets

© Talen Energy Corporation 2015 – Proprietary
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TALEN ENERGY

23 © Talen Energy Corporation 2015 – Proprietary Pro Forma Corporate Structure as of June 30, 2015(1) Talen Energy Corporation (NYSE: TLN) Talen Energy Holdings, Inc. Talen Energy Supply, LLC Legacy Energy Supply Subsidiaries Legacy RJS Subsidiaries MACH Gen, LLC $400mm New Senior Secured Term Loan B $200mm Revolver $473mm Term Loan B $1.85bn Senior Secured Revolver $4.0bn Senior Unsecured Notes (1) Reflects the pending sale of Talen Energy’s Ironwood and Eastern Hydro assets, as part of mitigation activities to comply with the FERC order approving the combination with RJS Power, as well as the pending sale of Talen Renewable Energy and the pending acquisition of the 2,527 MW MACH Gen portfolio, which are both expected to close by 12/31/2015; does not reflect remaining asset sales to comply with the FERC order approving the combination with RJS Power

24 © Talen Energy Corporation 2015 – Proprietary MACH Gen Corporate Structure as of June 30, 2015 MACH Gen, LLC Delaware New MACH Gen, LLC Delaware New Athens Generating Company, LLC Delaware Existing Credit facilities New Harquahala Generating Company, LLC Delaware MACH Gen GP, LLC Delaware Millennium Power Partners, L.P. Delaware Sole Member Sole Member Sole Member Sole Member General Partner (99.5%) Limited Partner (0.5%)

25 © Talen Energy Corporation 2015 – Proprietary Appendix

Talen Energy Asset Overview

Project	Location	Fuel Type	Ownership	Net Heat Rate (Btu / kWh)	Owned Capacity (MW)	COD	Region
East Assets							
Brandon Shores	MD	Coal	100%	10,252	1,284	1984 - 1991	PJM-SWMAAC
Brunner Island	PA	Coal	100%	9,842	1,411	1961 - 1969	PJM-MAAC
C.P. Crane	MD	Coal	100%	10,616	404	1961 - 1967	PJM-SWMAAC
Conemaugh	PA	Coal	16%	9,700	278	1970 - 1971	PJM-MAAC
Keystone	PA	Coal	12%	9,600	211	1967 - 1968	PJM-MAAC
Montour	PA	Coal	100%	9,661	1,504	1972 - 1973	PJM-MAAC
H.A. Wagner	MD	Coal/NG/Oil	100%	10,663	982	1956 - 1972	PJM-SWMAAC
Lower Mt. Bethel	PA	Natural Gas	100%	7,170	538	2004	PJM-MAAC
York	PA	Natural Gas	100%	9,551	47	1989	PJM-MAAC
Bayonne	NJ	Natural Gas/Oil	100%	8,857	165	1988	PJM-PS North
Camden	NJ	Natural Gas/Oil	100%	8,675	145	1993	PJM-PSEG
Dartmouth	MA	Natural Gas/Oil	100%	8,715 (CCGT) / 11,326 (Peaker)	83	1996	ISO-NE
Elmwood Park	NJ	Natural Gas/Oil	100%	9,500	71	1989	PJM-PS North
Martins Creek 3&4	PA	Natural Gas/Oil	100%	11,744 (Gas) / 10,676 (Oil)	1,700	1975 - 1977	PJM-MAAC
Newark Bay	NJ	Natural Gas/Oil	100%	8,680	123	1993	PJM-PS North
Peakers	PA	Natural Gas/Oil	100%	Various	354	1967 - 1973	PJM
Pedricktown	NJ	Natural Gas/Oil	100%	8,455	118	1992	PJM-EMAAC
Susquehanna	PA	Nuclear	90%	N/A	2,245	1983 - 1985	PJM-MAAC
Renewables	PA	Renewables	100%	Various	6	Various	PJM-MAAC
Colstrip 1 & 2	MT	Coal	50%	10,941	307	1975, 1976	WECC
Colstrip 3	MT	Coal	30%	10,660	222	1984, 1986	WECC
Total East Assets					**12,198**		
West Assets							
Barney Davis 1	TX	Natural Gas	100%	10,100	318	1974	ERCOT-South
Barney Davis 2	TX	Natural Gas	100%	7,100	646	2010	ERCOT-South
Laredo 4	TX	Natural Gas	100%	8,900	92	2008	ERCOT-South
Laredo 5	TX	Natural Gas	100%	8,900	89	2008	ERCOT-South
Nueces Bay 7	TX	Natural Gas	100%	7,100	648	2010	ERCOT-South
Total West Assets					**1,793**		
Standalone Talen					**13,991**		
MACH Gen Assets							
Athens	NY	Natural Gas	100%	7,100	1,138	2004	NYISO
Millennium	MA	Natural Gas	100%	6,975	335	2001	ISO-NE
Harquahala	AZ	Natural Gas	100%	7,100	1,054	2004	WECC
Total MACH Gen Assets					**2,527**		
Total					**16,518** (1)		

(1) Reflects the pending sale of Talen Energy's Ironwood and Eastern Hydro assets, as part of mitigation activities to comply with the FERC order approving the combination with RJS Power, as well as the pending sale of Talen Renewable Energy and the pending acquisition of the 2,527 MW MACH Gen portfolio, which are both expected to close by 12/31/2015. Does not reflect the remaining asset sales to comply with the FERC order approving the combination with RJS Power.

© Talen Energy Corporation 2015 – Proprietary

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TALEN ENERGY

MACH Gen Asset Overview

Athens

Location	Athens, NY
Capacity	1,138 MW
COD	June 2004
Heat Rate	7,100 Btu/kWh
Market	NYISO
Trading Hub	NYISO Zone F
Capacity	NYISO Rest-of-State
Primary Fuel	Natural Gas(1)
Gas Interconnection	Iroquois Gas
Facility Type	Combined-Cycle
Configuration	3–1 CT x 1 ST
Key Equipment	3 Siemens 501G CTs 3 Nooter Eriksen HRSGs 3 Siemens STs
Site	42-acre parcel

Millennium

Location	Charlton, MA
Capacity	335 MW
COD	April 2001
Heat Rate	6,975 Btu/kWh
Market	ISO-NE
Trading Hub	Mass Hub
Capacity	ISO-NE Rest-of-Pool
Primary Fuel	Natural Gas(1)
Gas Interconnection	Tennessee Gas
Facility Type	Combined-Cycle
Configuration	1 CT x 1 ST
Key Equipment	1 Siemens 501G CTs 1 Nooter Eriksen HRSGs 1 Siemens STs
Site	13-acre parcel

Harquahala

Location	Tonopah, AZ
Capacity	1,054 MW
COD	September 2004
Heat Rate	7,100 Btu/kWh
Market	AZ-NM-SNV
Trading Hub	Palo Verde
Fuel	Natural Gas
Gas Interconnection	El Paso
Facility Type	Combined-Cycle
Configuration	3–1 CT x 1 ST
Key Equipment	3 Siemens 501G CTs 3 NEM HRSGs 3 Siemens STs
Site	640 acres
Water Supply	Five on-site wells Existing delivery agreements with CAWCD / HVID

Reliability and Availability Factors



99.5%
94.6%
98.9%
87.8%
98.0%
94.6%
2012
2013
2014
Reliability Factor
Availability Factor

Reliability and Availability Factors



99.6%
88.9%
99.0%
88.2%
98.4%
90.3%
2012
2013
2014
Reliability Factor
Availability Factor



99.7%
96.8%
99.1%
93.5%
99.9%
95.5%
2012
2013
2014
Reliability Factor
Availability Factor

(1) Fuel oil capable

© Talen Energy Corporation 2015 – Proprietary

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TALEN ENERGY

28 © Talen Energy Corporation 2015 – Proprietary $302 $354 $4 $403 $1,254 $1,770 2015 2016 2017 2018 2019 2020 & Beyond Long-term Debt Maturities as of June 30, 2015 Note: Maturities shown include annual amortization of $42 million of indebtedness associated with the Ironwood facility, which is expected to be repaid in its entirety in 2016 in connection with the pending sale of that facility (1) Includes the $300 million 5.70% REPS required to be put by existing holders on 10/15/2015 that will be repurchased by Talen Energy Supply (2) Includes $231 million of municipal bonds that were remarketed on September 1, 2015 (1) ($ in millions) (2)

29 © Talen Energy Corporation 2015 – Proprietary Regulation G Reconciliations Last Twelve Months Ended June 30, 2015 Income (Loss) from continuing operations after income taxes 294 Interest expense 231 Income taxes 136 Depreciation and amortization 376 EBITDA $1,037 Unrealized loss (gain) on derivative contracts (284) Raven acquisition adjustments 30 Non-cash compensation expense 28 Separation benefits 13 TSA cost 5 Corette closure costs 4 Terminated derivative contracts (13) Gain from NDT fund (25) Revenue adjustment 7 RJS acquisition transaction costs -- Restructuring costs -- Mechanical contracting and engineering subsidiary revenue adjustment (17) Other 17 Adjusted EBITDA $802 The table below provides reconciliations of EBITDA and Adjusted EBITDA to income from continuing operations on a consolidated basis for the period from July 1, 2014 to June 30, 2015 and includes pro forma adjustments to include the June 2015 RJS Power acquisition assets in the time period and to exclude the contributions from the sales of Sapphire and Ironwood as part of mitigation activities required in order to comply with the FERC order approving the combination with RJS Power. Does not reflect the recently announced sale of Eastern Hydro assets.

30 © Talen Energy Corporation 2015 – Proprietary Forward-Looking Information Statement This presentation and the oral statements made in connection therewith may contain “forward-looking statements” within the meaning of securities laws. All statements other than statements of historical fact included in this presentation are forward- looking statements. Any forward-looking statements involve risks, uncertainties and assumptions. Although we believe that the assumptions and analysis underlying these forward-looking statements are reasonable as of the date of this presentation, you should not place undue reliance on these statements because they are subject to numerous uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, and such forward-looking statements only speak as of the date of this presentation. Forward-looking statements include information concerning our liquidity and our possible future results of operations, including descriptions of our business strategies and cost savings or other benefits we expect to achieve as a result of the proposed transaction with MACH Gen discussed herein. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. We assume no obligation to and do not intend to update any forward-looking statements included herein. You are cautioned that these statements are not guarantees of future performance or results and that a number of factors, risks and uncertainties could cause actual results to differ materially from those anticipated in any forward-looking statements including, but not limited to (i) expectations and beliefs related to the transaction with MACH Gen and the pending sale of our Ironwood and Eastern Hydro assets; (ii) beliefs and assumptions relating to our liquidity, available borrowing capacity and capital resources generally, (iii) expectations regarding our ability to repay our debt, including the notes, (iv) expectations regarding environmental matters; (v) beliefs, assumptions and projections regarding the demand for power, generation volumes and commodity pricing; (vi) beliefs and assumptions about market competition, generation capacity and the regional supply and demand characteristics of the wholesale power generation market; (vii) the effectiveness of our risk management techniques, including hedging; (viii) projected operating or financial results and projected amounts or timing of capital expenditures; and (ix) other risks identified in the Confidential Information Memorandum. Please refer to the public filings of Talen Energy and Talen Energy Supply, LLC in regards to the risks, litigation and other factors and information with respect to their respective businesses.

31 © Talen Energy Corporation 2015 – Proprietary Industry and Market Data This presentation has been prepared by Talen Energy and includes market data and other information from sources believed by us to be reliable, industry and market data including our own research and surveys or industry publications and surveys. Some data are also based on our good-faith estimates, which are derived from our review of internal sources as well as the independent sources described above. Although we believe these sources are reliable, we have not independently verified the information and cannot guarantee its accuracy and completeness. As a result, you should be aware that market share, ranking and other similar data set forth in this presentation, and estimates and beliefs based on such data may not be reliable.

32 © Talen Energy Corporation 2015 – Proprietary Non-GAAP Financial Measures EBITDA as presented in this presentation represents net income (loss) before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA as presented in this presentation represents EBITDA further adjusted for certain non-cash and other items that management believes are not indicative of ongoing operations including unrealized gains and losses on derivative contracts, stock-based compensation expense, asset retirement obligation accretion, gains and losses on securities in the NDT funds, gains or losses on sales, dispositions or retirements of assets and transition, transaction and restructuring costs. EBITDA and Adjusted EBITDA are not intended to represent cash flows from operations, operating income (loss) or net income (loss) as defined by U.S. Generally Accepted Accounting Principles ("GAAP") as indicators of operating performance and are not necessarily comparable to similarly-titled measures reported by other companies. Management cautions investors that amounts presented in accordance with Talen Energy’s definitions of EBITDA and Adjusted EBITDA may not be comparable to similar measures disclosed by other companies because not all companies calculate EBITDA and Adjusted EBITDA in the same manner. Talen Energy believes EBITDA and Adjusted EBITDA are useful to investors in evaluating Talen Energy’s operating performance because they provide additional tools to compare business performance across companies and across periods. Talen Energy believes that EBITDA is widely used by investors to measure a company’s operating performance without regard to such items as interest expense, income taxes, depreciation and amortization, which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired. Additionally, Talen Energy believes that investors commonly adjust EBITDA information to eliminate the effect of restructuring and other expenses, which vary widely from company to company and impair comparability. Talen Energy adjusts for these and other items, as management believes that these items would distort their ability to efficiently view and assess the company’s core operating trends. In summary, management uses EBITDA and Adjusted EBITDA as measures of operating performance to assist in comparing performance from period to period on a consistent basis and to readily view operating trends, as measures for planning and forecasting overall expectations and for evaluating actual results against such expectations, as measures of certain corporate financial goals used to determine variable compensation and in communications with the Talen Energy Corporation Board of Directors, senior management, shareholders, creditors, analysts and investors concerning Talen Energy’s financial performance. Net debt as presented in this presentation represents total debt less cash and cash equivalents.